Exhibit 99.1

Fidelity National Financial, Inc. Reports Second Quarter 2014 Adjusted Core EPS of $0.47; Adjusted Pre-Tax Title Margin of 14.6%; Black Knight Adjusted EBITDA Margin of 41%; Increased LPS Synergy Target of $315 Million and Reduced Title Claim Loss Expense of 6%

Jacksonville, Fla. - (July 30, 2014) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, today reported operating results for three-month and the six-month periods ended June 30, 2014.

Core Operations

•	Total revenue of approximately $1.7 billion in the second quarter versus $1.6 billion in the second quarter of 2013

•	Second quarter adjusted core diluted EPS of $0.47 versus adjusted core diluted EPS of $0.67 in the second quarter of 2013

•	Adjusted EBITDA of $299 million for the second quarter versus adjusted EBITDA of $248 million for the second quarter of 2013

•	Second quarter core free cash flow provided of $231 million versus $213 million provided in the second quarter of 2013

FNFV

•	Total revenue of $686 million in the second quarter versus $650 million in the second quarter of 2013

•	Adjusted EBITDA of $59 million in the second quarter versus $44 million in the second quarter of 2013

•	Book value of approximately $1.44 billion, or $15.69 per diluted FNFV share

Core Operations
Title

•
Approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $214 million and adjusted pre-tax title margin of 14.6% for the second quarter versus approximately $1.6 billion in total revenue, adjusted pre-tax earnings of $269 million and an adjusted pre-tax title margin of 16.8% in the second quarter of 2013; adjusted pre-tax title margin showed sequential improvement of 910 basis points versus the first quarter of 2014

•
ServiceLink generated $227 million in revenue, adjusted pre-tax earnings of $30 million and an adjusted pre-tax margin of 13.2%, a sequential margin improvement of 850 basis points from the first quarter of 2014

•
Open title orders of 514,000 for the second quarter, a decrease of 158,000, or 24%, compared with the second quarter of 2013; open orders per day of 8,000 for the second quarter versus 10,500 open orders per day for the second quarter of 2013; 60% of second quarter open title orders were purchase related versus 42% in the second quarter of 2013

•
Closed title orders of 342,000 for the second quarter, a decrease of 162,000, or 32%, compared with the second quarter of 2013; closed orders per day of 5,300 for the second quarter versus 7,900 closed orders per day for the second quarter of 2013; 61% of second quarter closed title orders were purchase related versus 40% in the second quarter of 2013

•
Second quarter purchase orders opened increased by 7% and closed orders were flat, respectively, versus the second quarter of 2013; excluding ServiceLink default related purchase orders, purchase orders opened were essentially flat with the prior year

•
Second quarter commercial title revenue of $115 million, a 3% increase from the second quarter of 2013, driven by an 8% improvement in the commercial fee per file slightly offset by a 4% decrease in closed orders; open commercial orders increased by 9% over the prior year

•	Overall second quarter average fee per file of $1,982, a 27% increase over the second quarter of 2013

•	Title claim loss expense reduced to 6% in the second quarter, a 100 basis point reduction from previous 7% level; 6% title claim loss expense expected for remainder of 2014

Black Knight

•	Total revenue of $201 million, a sequential improvement of 7% versus the first quarter of 2014, led by mortgage servicing technology revenue of approximately $122 million

•	Adjusted EBITDA of $84 million and adjusted EBITDA margin of 41.0%, a 510 basis point sequential improvement from the first quarter of 2014

Core Operations - Total ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$1,673	$1,629
Net earnings	111	142
Net earnings per diluted share (283 and 229 diluted shares, respectively)	$0.39	$0.62
LPS related transaction costs	16	3
Synergy bonus accrual	26	—
Purchase price amortization	30	3
Premium tax settlement	(8)	—
Legal accrual	14	20
Realized gains	—	(8)
Non-controlling interest on non-GAAP adjustments	(27)	—
Tax impact of adjustments	(28)	(6)
Adjusted net earnings	134	154
Adjusted net earnings per diluted share	$0.47	$0.67
Free cash flow	$231	$213

	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$3,076	$3,014
Net earnings	105	238
Net earnings per diluted share (282 and 230 diluted shares, respectively)	$0.37	$1.03
LPS related transaction costs	101	3
Synergy bonus accrual	58	—
Purchase price amortization	91	6
Premium tax settlement	(8)	—
Legal accrual	16	20
Realized gains	(2)	(8)
Non-controlling interest on non-GAAP adjustments	(96)	—
Tax impact of adjustments	(85)	(7)
Adjusted net earnings	180	252
Adjusted net earnings per diluted share	$0.64	$1.10
Free cash flow	$94	$177

Title ($ in millions)

	Three Months Ended	Three Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$1,466	$1,611
Pre-tax earnings	181	273
LPS related transaction costs	8	—
Synergy bonus accrual	12	—
Purchase price amortization	21	3
Premium tax settlement	(8)	—
Realized gains	—	(7)
Adjusted pre-tax earnings	214	269
Adjusted pre-tax margin	14.6%	16.8%

	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$2,674	$2,986
Pre-tax earnings	166	442
LPS related transaction costs	55	—
Synergy bonus accrual	25	—
Purchase price amortization	43	6
Premium tax settlement	(8)	—
Realized gains	(2)	(7)
Adjusted pre-tax earnings	279	441
Adjusted pre-tax margin	10.4%	14.8%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchased)		/ (% Purchased)
April 2014	172,000	(60%)	113,000	(59%)
May 2014	170,000	(60%)	112,000	(61%)
June 2014	172,000	(60%)	117,000	(62%)

Second Quarter 2014	514,000	(60%)	342,000	(61%)

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchased)		/ (% Purchased)
April 2013	244,000	(39%)	170,000	(38%)
May 2013	240,000	(40%)	175,000	(40%)
June 2013	188,000	(48%)	159,000	(42%)

Second Quarter 2013	672,000	(42%)	504,000	(40%)

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2014	22,200	11,800	$115	$9,800
Second Quarter 2013	20,300	12,300	$112	$9,100

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Black Knight ($ in millions)

Three Months Ended
June 30, 2014
Total revenue	$201
Pre-tax earnings	17
Depreciation & amortization	32
Interest expense	7
EBITDA	56
LPS related transaction costs	8
Other legal matters	8
Synergy bonus accrual	12
Adjusted EBITDA	84
Adjusted EBITDA margin	41.0%

Six Months Ended
June 30, 2014
Total revenue	$388
Pre-tax loss	(60)
Depreciation & amortization	93
Interest expense	15
EBITDA	48
LPS related transaction costs	72
Other legal matters	8
Synergy bonus accrual	25
Adjusted EBITDA	153
Adjusted EBITDA margin	38.5%

FNFV - Total ($ in millions)

	Three Months Ended	Three Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$686	$650
Pre-tax earnings	16	—
Depreciation & amortization	35	36
Interest expense	7	5
EBITDA	58	41
Realized losses	1	3
Adjusted EBITDA	59	44
Adjusted EBITDA margin	8.6%	6.8%
Free cash flow	$12	$25

	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$1,372	$1,306
Pre-tax earnings (loss)	37	(9)
Depreciation & amortization	66	70
Interest expense	13	12
EBITDA	116	73
Remy severance	—	7
Realized losses	1	5
Adjusted EBITDA	117	85
Adjusted EBITDA margin	8.5%	6.5%
Free cash flow	$(47)	$(9)

Restaurant Group ($ in millions)

	Three Months Ended	Three Months Ended
	June 30, 2014	June 30, 2013
Operating revenue	$358	$347
Realized losses	(1)	—
Total revenue	357	347
Pre-tax earnings	7	5
Depreciation & amortization	12	14
Interest expense	1	2
EBITDA	20	21
Realized losses	1	—
Adjusted EBITDA	21	21
Adjusted EBITDA margin	5.9%	6.1%

	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013
Operating revenue	$712	$701
Realized losses	(1)	(2)
Total revenue	711	699
Pre-tax earnings	16	5
Depreciation & amortization	25	27
Interest expense	3	4
EBITDA	44	36
Realized losses	1	2
Adjusted EBITDA	45	38
Adjusted EBITDA margin	6.3%	5.4%

Remy ($ in millions)

	Three Months Ended	Three Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$301	$280
Pre-tax earnings	8	4
Depreciation & amortization	19	19
Interest expense	6	3
EBITDA	33	26
Realized losses	—	3
Adjusted EBITDA	33	29
Adjusted EBITDA margin	11.0%	10.2%

	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013
Total revenue	$603	$565
Pre-tax earnings	18	3
Depreciation & amortization	34	38
Interest expense	11	10
EBITDA	63	51
Severance expense	—	7
Realized losses	—	3
Adjusted EBITDA	63	61
Adjusted EBITDA margin	10.4%	10.7%

“This quarter highlighted the potential of our title business when we experience stable order volumes, as we generated a 14.6% pre-tax title margin while operating in a slow recovering purchase environment and a very soft refinance market,” said Chairman William P. Foley, II. “The 14.6% margin approached our normalized pre-tax title margin target of 15%-20%, despite operating in what is arguably less than a normal residential real estate market. We believe this clearly shows that we are primed to benefit significantly from potential further improvement in the residential purchase market.

“Black Knight had another strong quarter, with revenue of $201 million, a 7% sequential improvement from the first quarter of 2014. Adjusted EBITDA of $84 million generated a 41% adjusted EBITDA margin, a 510 basis point sequential improvement from the first quarter of 2014. We remain excited about the recurring nature of the revenue, the market positioning of our product offerings, the significant organic revenue growth opportunities and the strong EBITDA margins that Black Knight brings to FNF.

“The integration of LPS continues to progress well, as we have now realized nearly $275 million of cost synergies on a run-rate basis as of the end of the second quarter. Additionally, we are confident in again increasing our total cost synergy target to $315 million.

“Finally, we distributed the stock of FNFV on June 30, 2014, and it began trading as a separate public company on the NYSE on July 1, 2014. We are encouraged by the market’s significant interest in FNFV and look forward to creating value for FNFV shareholders through the active management of the existing portfolio company investments, the potential monetization of portfolio company investments and future potential add-on or new investments.”

Conference Call
FNF will host a call with investors and analysts to discuss second quarter 2014 results on Thursday, July 31, 2014, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on July 31, 2014, through August 7, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 329754.

FNFV will host a call with investors and analysts to discuss second quarter 2014 results on Thursday, July 31, 2014, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on July 31, 2014, through August 7, 2014, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 332182.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. More information about FNF can be found at www.fnf.com.

About FNFV
Fidelity National Financial Ventures (NYSE:FNFV) is a tracking stock designed to track and reflect the economic and financial performance of FNFV’s portfolio company investments. Those investments include Ceridian Corporation, a human resources and payroll processing company, Comdata, a provider of electronic payment solutions, American Blue Ribbon Holdings, the eighth largest full service restaurant company in the U.S., J. Alexander’s, an upscale casual dining company, Remy International, a manufacturer, remanufacturer and distributor of vehicle starters and alternators and Digital Insurance, an employee benefits management company. FNFV was distributed to FNF shareholders on June 30, 2014.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions, except order information in '000's)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Direct title premiums	$433	$492	$784	$905
Agency title premiums	518	625	922	1,149
Total title premiums	951	1,117	1,706	2,054
Escrow, title-related and other fees	716	489	1,362	924
Total title and escrow and other	1,667	1,606	3,068	2,978

Restaurant revenue	358	347	712	701
Remy revenue	300	284	602	568
Interest and investment income	35	37	65	70
Realized gains and losses	(1)	5	1	3
Total revenue	2,359	2,279	4,448	4,320

Personnel costs	645	546	1,316	1,065
Other operating expenses	417	366	846	691
Cost of restaurant revenue	303	295	603	597
Cost of Remy revenue (includes $18, $18, $32 and $36 of D&A, respectively)	251	241	505	481
Agent commissions	395	473	702	870
Depreciation and amortization	85	35	203	68
Title claim loss expense	57	79	110	144
Interest expense	38	21	74	44
Total expenses	2,191	2,056	4,359	3,960

Earnings from continuing operations before taxes	168	223	89	360
Income tax expense	57	72	20	118
Earnings from continuing operations before equity investments	111	151	69	242
Loss from equity investments	(5)	(3)	(36)	(6)
Net earnings from continuing operations	106	148	33	236
Loss from discontinued operations, net of tax	(1)	(3)	(1)	(2)
Net earnings	105	145	32	234
Non-controlling interests	(10)	7	(61)	6
Net earnings attributable to common shareholders	$115	$138	$93	$228

Earnings per share:
Net earnings attributable to common shareholders - basic	$0.42	$0.61	$0.34	$1.01
Net earnings attributable to common shareholders - diluted	$0.41	$0.60	$0.33	$0.99

Weighted average shares - basic	275	225	275	225
Weighted average shares - diluted	283	299	282	230

Direct operations orders opened (000’s)	514	672	982	1,315
Direct operations orders closed (000’s)	342	504	637	991
Fee per file	$1,982	$1,562	$1,924	$1,469
Actual title claims paid	$79	$108	$146	$199

 FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Three Months Ended
June 30, 2014
Direct title premiums	$433	$433	$433	$—	$—	$—	$—	$—	$—
Agency title premiums	518	518	518	—	$—	—	—	—	—
Escrow, title related and other fees	716	689	482	201	$6	27	—	—	27
Total Title and Escrow	1,667	1,640	1,433	201	6	27	—	—	27

Restaurant revenue	358	—	—	—	—	358	—	358	—
Autoparts revenue	300	—	—	—	—	300	300	—	—
Interest and investment income	35	33	33	—	—	2	1	—	1
Realized gains and losses	(1)	—	—	—	—	(1)	—	(1)	—
Total Revenue	2,359	1,673	1,466	201	6	686	301	357	28

Personnel costs	645	588	473	106	9	57	21	17	19
Agent commissions	395	395	395	—	—	—	—	—	—
Other operating expenses	417	382	324	39	19	35	14	17	4
Cost of autoparts revenue	251	—	—	—	—	251	251	—	—
Cost of restaurant revenue	303	—	—	—	—	303	—	303	—
Depreciation and amortization	85	68	36	32	—	17	1	12	4
Claim loss expense	57	57	57	—	—	—	—	—	—
Interest expense	38	31	—	7	24	7	6	1	—
Total expenses	2,191	1,521	1,285	184	52	670	293	350	27

Pretax earnings (loss) from continuing operations	$168	$152	$181	$17	$(46)	$16	$8	$7	$1

Adjusted pre-tax earnings	$265	$230	$214	$54	$(38)	$35	$20	$12	$3
Adjusted pre-tax margin	11.2%	13.7%	14.6%	26.3%	—	5.1%	6.6%	3.4%	10.7%

Adjusted EBITDA	$358	$299	$229	$84	$(14)	$59	$33	$21	$5
Adjusted EBITDA margin	15.2%	17.8%	15.6%	41.0%	—	8.6%	11.0%	5.9%	17.9%

Open orders	514	514	514	—	—	—	—	—	—
Closed orders	342	342	342	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Three Months Ended
June 30, 2013
Direct title premiums	$492	$492	$492	$—	$—	$—	$—	$—	$—
Agency title premiums	625	625	625	—	—	—	—	—	—
Escrow, title related and other fees	489	468	451	—	17	21	—	—	21
Total Title and Escrow	1,606	1,585	1,568	—	17	21	—	—	21

Restaurant revenue	347	—	—	—	—	347	—	347	—
Autoparts revenue	284	—	—	—	—	284	284	—	—
Interest and investment income	37	36	36	—	—	1	(1)	—	2
Realized gains and losses	5	8	7	—	1	(3)	(3)	—	—
Total Revenue	2,279	1,629	1,611	—	18	650	280	347	23

Personnel costs	546	487	478	—	9	59	19	16	24
Agent commissions	473	473	473	—	—	—	—	—	—
Other operating expenses	366	334	292	—	42	32	12	15	5
Cost of autoparts revenue	241	—	—	—	—	241	241	—	—
Cost of restaurant revenue	295	—	—		—	295	—	295	—
Depreciation and amortization	35	17	16	—	1	18	1	14	3
Claim loss expense	79	79	79	—	—	—	—	—	—
Interest expense	21	16	—	—	16	5	3	2	—
Total expenses	2,056	1,406	1,338	—	68	650	276	342	32

Pretax earnings (loss) from continuing operations	$223	$223	$273	$—	$(50)	$—	$4	$5	$(9)

Adjusted pre-tax earnings	$265	$241	$269	$—	$(28)	$24	$22	$8	$(6)
Adjusted pre-tax margin	11.6%	14.8%	16.8%	—	—	3.7%	7.8%	2.3%	—

Adjusted EBITDA	$292	$248	$282	$—	$(34)	$44	$29	$21	$(6)
Adjusted EBITDA margin	12.8%	15.2%	17.6%	—	—	6.8%	10.2%	6.1%	—

Open orders	672	672	672	—	—	—	—	—	—
Closed orders	504	504	504	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Six Months Ended
June 30, 2014
Direct title premiums	$784	$784	$784	$—	$—	$—	$—	$—	$—
Agency title premiums	922	922	922	—	$—	—	—	—	—
Escrow, title related and other fees	1,362	1,307	905	388	$14	55	—	—	55
Total Title and Escrow	3,068	3,013	2,611	388	14	55	—	—	55

Restaurant revenue	712	—	—	—	—	712	—	712	—
Autoparts revenue	602	—	—	—	—	602	602	—	—
Interest and investment income	65	61	61	—	—	4	1	—	3
Realized gains and losses	1	2	2	—	—	(1)	—	(1)	—
Total Revenue	4,448	3,076	2,674	388	14	1,372	603	711	58

Personnel costs	1,316	1,201	939	239	23	115	43	33	39
Agent commissions	702	702	702	—	—	—	—	—	—
Other operating expenses	846	781	682	101	(2)	65	24	31	10
Cost of autoparts revenue	505	—	—	—	—	505	505	—	—
Cost of restaurant revenue	603	—	—	—	—	603	—	603	—
Depreciation and amortization	203	169	75	93	1	34	2	25	7
Claim loss expense	110	110	110	—	—	—	—	—	—
Interest expense	74	61	—	15	46	13	11	3	(1)
Total expenses	4,359	3,024	2,508	448	68	1,335	585	695	55

Pretax earnings (loss) from continuing operations	$89	$52	$166	$(60)	$(54)	$37	$18	$16	$3

Adjusted pre-tax earnings	$381	$308	$279	$93	$(64)	$73	$41	$25	$7
Adjusted pre-tax margin	8.5%	10.0%	10.4%	23.4%	—	5.3%	6.8%	3.5%	12.1%

Adjusted EBITDA	$564	$447	$311	$153	$(17)	$117	$63	$45	$9
Adjusted EBITDA margin	12.7%	14.5%	11.6%	38.5%	—	8.5%	10.4%	6.3%	15.5%

Open orders	982	982	982	—	—	—	—	—	—
Closed orders	637	637	637	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

	Consolidated	Total FNF Core	Title	BKFS	FNF Corporate and Other	Total FNFV	Remy	Restaurant Group	FNFV Other
Six Months Ended
June 30, 2013
Direct title premiums	$905	$905	$905	$—	$—	$—	$—	$—	$—
Agency title premiums	1,149	1,149	1,149	—	—	—	—	—	—
Escrow, title related and other fees	924	884	857	—	27	40	—	—	40
Total Title and Escrow	2,978	2,938	2,911	—	27	40	—	—	40

Restaurant revenue	701	—	—	—	—	701	—	701	—
Autoparts revenue	568	—	—	—	—	568	568	—	—
Interest and investment income	70	68	68	—	—	2	—	—	2
Realized gains and losses	3	8	7	—	1	(5)	(3)	(2)	—
Total Revenue	4,320	3,014	2,986	—	28	1,306	565	699	42

Personnel costs	1,065	943	929	—	14	122	46	31	45
Agent commissions	870	870	870	—	—	—	—	—	—
Other operating expenses	691	622	569	—	53	69	23	35	11
Cost of autoparts revenue	481	—	—	—	—	481	481	—	—
Cost of restaurant revenue	597	—	—	—	—	597	—	597	—
Depreciation and amortization	68	34	32	—	2	34	2	27	5
Claim loss expense	144	144	144	—	—	—	—	—	—
Interest expense	44	32	—	—	32	12	10	4	(2)
Total expenses	3,960	2,645	2,544	—	101	1,315	562	694	59

Pretax earnings (loss) from continuing operations	$360	$369	$442	$—	$(73)	$(9)	$3	$5	$(17)

Adjusted pre-tax earnings	$433	$390	$441	$—	$(51)	$43	$42	$13	$(12)
Adjusted pre-tax margin	10.0%	12.9%	14.8%	—	—	3.3%	7.4%	1.9%	—

Adjusted EBITDA	$535	$450	$467	$—	$(17)	$85	$61	$38	$(14)
Adjusted EBITDA margin	12.4%	14.9%	15.7%	—	—	6.5%	10.7%	5.4%	—

Open orders	1,315	1,315	1,315	—	—	—	—	—	—
Closed orders	991	991	991	—	—	—	—	—	—

 FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
Quarterly Open Orders ('000's except % data)
Total open orders*	514	469	392	474	672	643	677	707	667
Total open orders per day*	8.0	7.7	6.2	7.4	10.5	10.5	10.7	11.2	10.4
Purchase % of open orders	60%	55%	55%	56%	42%	38%	32%	33%	38%
Refinance % of open orders	40%	45%	45%	44%	58%	62%	68%	67%	62%
Total closed orders*	342	295	307	410	504	487	518	480	459
Total closed orders per day*	5.3	4.8	4.9	6.4	7.9	8.0	8.2	7.6	7.2
Purchase % of closed orders	61%	52%	56%	50%	40%	31%	33%	37%	40%
Refinance % of closed orders	39%	48%	44%	50%	60%	69%	67%	63%	60%

Commercial (millions, except orders in '000's)
Revenue	$115	$104	$146	$120	$112	$88	$149	$96	$103
Open Orders	22.2	19.6	19.3	19.9	20.3	18.7	18.9	18.9	20.3
Closed Orders	11.8	10.2	12.8	12.6	12.3	10.6	13.6	12.2	13.1

Total Fee Per File
Fee per file	$1,982	$1,858	$2,082	$1,807	$1,562	$1,373	$1,565	$1,467	$1,497
Residential and local commercial fee per file	$1,705	$1,559	$1,676	$1,562	$1,373	$1,219	$1,312	$1,300	$1,310
National commercial fee per file	$9,800	$10,200	$11,400	$9,500	$9,100	$8,300	$10,900	$7,800	$7,900

Total Staffing
Total field operations employees	10,200	10,300	9,900	10,600	12,000	12,000	11,600	11,300	11,000

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012
FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	403	349	331	391	516	481	497	525	524
Total open orders per day*	6.3	5.7	5.3	6.1	8.1	7.9	7.9	8.3	8.2
Purchase % of open orders	71%	71%	65%	68%	56%	58%	—%	—%	—%
Purchase % of open orders	29%	29%	35%	32%	44%	42%	—%	—%	—%
Total closed orders*	272	219	263	323	387	354	396	381	353
Total closed orders per day*	4.3	3.6	4.2	5.0	6.0	5.8	6.3	6.1	5.5
Purchase % of closed orders	71%	67%	66%	64%	52%	44%	—%	—%	—%
Refinance % of closed orders	29%	33%	34%	36%	48%	56%	—%	—%	—%
Fee per file	2,227	2,151	2,260	2,028	1,747	1,537	1,756	1,602	1,664
Total tile field operations employees	8,700	8,600	8,900	9,300	10,100	9,900	9,500	9,400	9,100

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	111	120	61	83	156	162	180	182	143
Total open orders per day*	1.7	2.0	1.0	1.3	2.4	2.7	2.9	2.9	2.2
Purchase % of open orders	20%	7%	—%	—%	—%	—%	—%	—%	—%
Purchase % of open orders	80%	93%	100%	100%	100%	100%	—%	—%	—%
Total closed orders*	70	76	44	87	117	133	122	99	106
Total closed orders per day*	1.1	1.2	0.7	1.4	1.8	2.2	1.9	1.6	1.7
Purchase % of closed orders	18%	6%	—%	—%	—%	—%	—%	—%	—%
Refinance % of closed orders	82%	94%	100%	100%	100%	100%	—%	—%	—%
Fee per file	1,038	1,009	1,013	989	951	936	946	945	937
Total ServiceLink operating employees	1,500	1,700	970	1,300	1,900	2,100	2,100	1,900	1,900

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	FNF Core	FNFV	Intercompany Eliminations	June 30, 2014	December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,528	$600	$(33)	$5,095	$5,761
Goodwill	4,441	476	—	4,917	1,901
Title plant	395	—	—	395	370
Total assets	12,102	2,774	(33)	14,843	10,524
Notes payable	3,003	373	(33)	3,343	1,323
Reserve for title claim losses	1,661	—	—	1,661	1,636
Secured trust deposits	701	—	—	701	588
Non-controlling interest	624	477	—	1,101	474
Total equity	$5,140	$1,916	—	$7,056	$5,542
Book value per share *	$16.27	$15.69	$—		$22.14

* Book value per share is calculated based on the number of FNF Group and FNFV Group shares outstanding as of June 30, 2014, respectively, and excludes Redeemable and Non-redeemable noncontrolling interest.

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER NON-GAAP RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Consolidated	Total FNF Core	Total FNFV	Consolidated	Total FNF Core	Total FNFV

Pre-tax (loss) earnings	$168	$152	$16	$223	$223	$—
Interest Expense	38	31	7	21	16	5
Depreciation & amortization	103	68	35	53	17	36
EBITDA	$309	$251	$58	$297	$256	$41

Non-GAAP adjustments before taxes:
Realized (gain) loss, net adjustment	1	—	1	(5)	(8)	3
Deferred revenue adjustment for BKFS	4	4	—	—	—	—
Transaction costs related to acquisition of LPS	9	9	—	3	3	—
Severance costs related to acquisition of LPS	3	3	—	—	—	—
Synergy accrual	26	26	—	—	—	—
Premium tax settlement	(8)	(8)	—	—	—	—
Other legal matters	14	14	—	20	20	—
Purchase price amortization	48	30	18	24	3	21
	97	78	19	42	18	24

Adjusted pre-tax earnings	$265	$230	$35	$265	$241	$24
Adjusted pre-tax margin	11.2%	13.7%	5.1%	11.6%	14.8%	3.7%

Adjusted EBITDA	$358	$299	$59	$292	$248	$44
Adjusted EBITDA margin	15.2%	17.8%	8.6%	12.8%	15.2%	6.8%

Net loss attributable to FNF common shareholders	$115	$111	$4	$138	$142	$(4)
EPS	$0.41	$0.39	$0.01	$0.60	$0.62	$(0.02)

Non-GAAP adjustments:
Realized (gain) loss, net adjustment	1	—	1	(5)	(8)	3
Deferred revenue adjustment for BKFS	4	4	—	—	—	—
Transaction costs related to acquisition of LPS	9	9	—	3	3	—
Severance costs related to acquisition of LPS	3	3	—	—	—	—
Synergy accrual	26	26	—	—	—	—
Premium tax settlement	(8)	(8)	—	—	—	—
Other legal matters	14	14	—	20	20	—
Purchase price amortization	48	30	18	24	3	21
Income taxes on non-gaap adjustments	(35)	(28)	(7)	(14)	(6)	(8)
	62	50	12	28	12	16
Less: noncontrolling interest on non-GAAP adjustments	(33)	(27)	(6)	(5)	—	(5)

Adjusted net earnings attributable to FNF common shareholders	$144	$134	$10	$161	$154	$7
Adjusted EPS	$0.51	$0.47	$0.04	$0.70	$0.67	$0.03

FIDELITY NATIONAL FINANCIAL, INC.
SECOND QUARTER NON-GAAP RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Consolidated	Total FNF Core	Total FNFV	Consolidated	Total FNF Core	Total FNFV

Net cash flows used in operations	$231	$198	$33	$251	$211	$40

Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	4	4	—	3	3	—
Synergy bonus payment	31	31	—	—	—	—
Premium tax settlement	15	15	—	—	—	—
Severance costs related to acquisition of LPS	3	3	—	—	—	—
Other legal matters	6	6	—	20	20	—
Adjusted cash flows from operations	290	257	33	274	234	40
Less: Capital expenditures	47	26	21	36	21	15

Free cash flow	$243	$231	$12	$238	$213	$25

FIDELITY NATIONAL FINANCIAL, INC.
YTD NON-GAAP RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Consolidated	Total FNF Core	Total FNFV	Consolidated	Total FNF Core	Total FNFV

Pre-tax (loss) earnings	$89	$52	$37	$360	$369	$(9)
Interest Expense	74	61	13	44	32	12
Depreciation & amortization	235	169	66	104	34	70
EBITDA	$398	$282	$116	$508	$435	$73

Non-GAAP adjustments before taxes:
Realized (gain) loss, net adjustment	(1)	(2)	1	(3)	(8)	5
Deferred revenue adjustment for BKFS	9	9	—	—	—	—
Transaction costs related to acquisition of LPS	50	50	—	3	3	—
Severance costs related to acquisition of LPS	42	42	—	—	—	—
Other legal matters	16	16	—	20	20	—
Other executive severance	—	—	—	7	—	7
Premium tax settlement	(8)	(8)	—	—	—	—
Synergy accrual	58	58	—	—	—	—
Purchase price amortization	126	91	35	46	6	40
	292	256	36	73	21	52

Adjusted pre-tax earnings	$381	$308	$73	$433	$390	$43
Adjusted pre-tax margin	8.5%	10.0%	5.3%	10.0%	12.9%	3.3%

Adjusted EBITDA	$564	$447	$117	$535	$450	$85
Adjusted EBITDA margin	12.7%	14.5%	8.5%	12.4%	14.9%	6.5%

Net loss attributable to FNF common shareholders	$93	$105	$(12)	$228	$238	$(10)
EPS	$0.33	$0.37	$(0.04)	$0.99	$1.03	$(0.04)

Non-GAAP adjustments:
Realized (gain) loss, net adjustment	(1)	(2)	1	(3)	(8)	5
Deferred revenue adjustment for BKFS	9	9	—	—	—	—
Transaction costs related to acquisition of LPS	50	50	—	3	3	—
Severance costs related to acquisition of LPS	42	42	—	—	—	—
Other legal matters	16	16	—	20	20	—
Other executive severance	—	—	—	7	—	7
Premium tax settlement	(8)	(8)	—	—	—	—
Synergy accrual	58	58	—	—	—	—
Purchase price amortization	126	91	35	46	6	40
Ceridian legal settlement, net of tax	21	—	21	—	—	—
Income taxes on non-gaap adjustments	(98)	(85)	(13)	(25)	(7)	(18)
	215	171	44	48	14	34
Less: noncontrolling interest on non-GAAP adjustments	(107)	(96)	(11)	(12)	—	(12)

Adjusted net earnings attributable to FNF common shareholders	$201	$180	$21	$264	$252	$12
Adjusted EPS	$0.71	$0.64	$0.07	$1.15	$1.10	$0.05

FIDELITY NATIONAL FINANCIAL, INC.
YTD NON-GAAP RECONCILIATIONS
(In millions, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Consolidated	Total FNF Core	Total FNFV	Consolidated	Total FNF Core	Total FNFV

Net cash flows used in operations	$(11)	$3	$(14)	$215	$190	$25

Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	45	45	—	3	3	—
Synergy bonus payment	31	31	—	—	—	—
Premium tax settlement	15	15	—	—	—	—
Severance costs related to acquisition of LPS	42	42	—	—	—	—
Other legal matters	8	8	—	20	20	—
Other executive severance payment	—	—	—	7	—	7
Adjusted cash flows from operations	130	144	(14)	245	213	32
Less: Capital expenditures	83	50	33	77	36	41

Free cash flow	$47	$94	$(47)	$168	$177	$(9)

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